Exhibit 10.1

SIMPLETECH, INC.

NOTICE OF GRANT OF STOCK OPTION

Notice is hereby given of the following option grant (the “Option”) to purchase shares of the Common Stock of SimpleTech, Inc. (the “Corporation”):

Optionee:

Grant Date:

Vesting Commencement Date:

Exercise Price:$                                                                                                                                                                  per share

Number of Option Shares:                                                                                                                                                    shares

Expiration Date:

Type of Option:                       Incentive Stock Option

                                                  Non-Statutory Stock Option

Exercise Schedule: The Option shall become exercisable for the Option Shares in a series of              successive equal annual installments upon Optionee’s completion of each year of Service over the              period measured from the Vesting Commencement Date. In no event shall the Option become exercisable for any additional Option Shares after Optionee’s cessation of Service.

Optionee understands and agrees that the Option is granted subject to and in accordance with the terms of the SimpleTech, Inc. 2000 Stock Incentive Plan (the “Plan”). Optionee further agrees to be bound by the terms of the Plan and the terms of the Option as set forth in the Stock Option Agreement attached hereto as Exhibit A. Optionee hereby acknowledges the receipt of a copy of the official prospectus for the Plan in the form attached hereto as Exhibit B. A copy of the Plan is available upon request made to the Corporate Secretary at the Corporation’s principal offices.

Employment at Will. Nothing in this Notice or in the attached Stock Option Agreement or in the Plan shall confer upon Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining Optionee) or of Optionee, which rights are hereby expressly reserved by each, to terminate Optionee’s Service at any time for any reason, with or without cause.

Definitions. All capitalized terms in this Notice shall have the meaning assigned to them in this Notice or in the attached Stock Option Agreement.

DATED:                    , 20

SIMPLETECH, INC.

By:

Title:

OPTIONEE

Address:

ATTACHMENTS

Exhibit A - Stock Option Agreement

Exhibit B - Plan Summary and Prospectus

EXHIBIT A

STOCK OPTION AGREEMENT

EXHIBIT B

PLAN SUMMARY AND PROSPECTUS